UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

PREDICTIVE TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-56008	90-1139372
(Commission File Number)	(IRS Employer Identification No.)

615 Arapeen Drive, Suite 300, Salt Lake City, UT	84108
(principal executive offices)	(Zip Code)

+1 (888) 407-9761
(registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 - Completion of Acquisition or Disposition of Assets

On January 31, 2022, pursuant to the Asset Purchase Agreement dated January 18, 2022 among Predictive Technology Group, Inc. (“PTG”) and its subsidiary, Predictive Biotech, Inc. (“Biotech”), Healthtech Solutions, Inc. (“HWC”) and its newly-organized subsidiary, Healthtech Wound Care, Inc. (“HWC”), Biotech transferred to HWC the assets of Biotech that were related to Biotech's wound care business and entered into an Operations Agreement with Biotech and PTG containing terms of their future relationship. Predictive Technology Group, Inc. gave Healthtech a three year option to purchase Biotech and/or Cellsure, LLC, another subsidiary of PTG, each for a purchase price of $10. During the three year term of the option, Healthtech will be entitled to exercise exclusive managerial control over the operations of Cellsure and over the operations of Biotech related to wound care. Other assets not related to the wound care business held by PTG and its subsidiaries were not transferred as part of this agreement and will remain with PTG and its subsidiaries.

In consideration of the transfer of assets from Biotech to HWC, HWC issued preferred shares to Biotech. Until HWC achieves positive cash flow or $3.5 million in capital has been contributed to HWC, the preferred shares held by Biotech will represent 30% of HWC's equity and voting power. The Operations Agreement commits Healthtech to provide working capital to HWC and Biotech until HWC achieves positive cash flow or Healthtech contributes $3.5 million or Healthtech determines that market conditions make it unlikely that HWC will be financially successful.

Item 9.01.Financial Statements and Exhibits

a. Financial statements

Not applicable.

d. Exhibits

Number	Description
10.1	Asset Purchase Agreement dated January 18, 2021 (1)
10.2	Operations Agreement dated January 31, 2022 (2)

(1) Previously filed

(2) Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2022	PREDICTIVE TECHNOLOGY GROUP, INC.

	By:	Bradley Robinson
/s/ Bradley Robinson
Chief Executive Officer